Exhibit 99.1

Chain Bridge I and CommLoan Announce the Signing of a Letter of Intent to Combine and Create a New Public Company Advancing the Commercial Real Estate Fintech Landscape

Dover, DE, Sept. 08, 2025 (GLOBE NEWSWIRE) -- Chain Bridge I (OTC: CBRRF), a Cayman Islands exempted company formed as a special purpose acquisition company (SPAC), and CommLoan, a commercial real estate lending technology company that operates the first true commercial mortgage lending marketplace, announce that they have entered into a non-binding Letter of Intent (LOI) to pursue a potential business combination.

Under the terms of the LOI, CBRRF and CommLoan would become a combined entity, with CommLoan’s existing equity holders rolling 100% of their equity into the combined public company. Upon the closing of the transaction, the combined company will be named CommLoan Inc., and would be led by CommLoan’s founder and CEO, Mitch Ginsberg, who has over 30 years of experience in the residential and commercial mortgage markets. The new company’s common stock is expected to be listed on the Nasdaq Capital Market. CBRRF expects to announce additional details regarding the proposed business combination when a definitive agreement is executed, which is expected later in Q4 2025, with a closing anticipated during the first half of 2026.

“After an exhaustive search for the right target for Chain Bridge I, we believe the talented founding team at CommLoan has the depth of experience we are looking for in the highly antiquated commercial mortgage origination market and demonstrates the acumen for what we anticipate will be a very successful venture,” stated Andrew Cohen, CEO and director of Chain Bridge I.

Mr. Ginsberg commented, “Following 10 years of intense research and development, we believe that CommLoan has created new technology in the commercial mortgage space that is set to disrupt the entire industry. With over 900 different banking and financial partners, CommLoan will offer an entirely new marketplace for the commercial mortgage market.”

The LOI provides for a 30-day exclusive negotiation period, during which the parties will work in good faith toward executing a definitive agreement. The transaction remains subject to, among other things, execution of definitive agreements, completion of due diligence, approval of the boards and shareholders of the respective parties (if applicable), and regulatory and other customary conditions. CBRRF filed a preliminary proxy statement on August 26, 2025 in order to hold a special meeting of its shareholders to approve an extension of time for CBRRF to complete an initial business combination, and expects to file a definitive proxy statement to call such meeting as soon as possible. The proposed transaction would be subject to approval by CBRRF’s shareholders as well as CommLoan’s shareholders. The proposed transaction reflects a pre-money equity value of $50 million plus the assumption of notes and convertible preferred stock.

Important Note Regarding the LOI

The LOI is non-binding and there can be no assurance whatsoever that a definitive agreement will be executed or that the proposed transaction will be completed on the terms described, or at all.

About Chain Bridge I

Chain Bridge I (OTC: CBRRF) is a blank-check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

About CommLoan

CommLoan is a commercial real estate lending technology company that operates the first true commercial mortgage lending marketplace, aiming to match borrowers with a wide range of loan products from hundreds of lenders. Established in 2014 and headquartered in Scottsdale, Arizona, CommLoan’s proprietary technology platform, CUPID™, allows users to efficiently compare rates, terms, and options for commercial mortgages, including multifamily, retail, office, industrial, healthcare, and SBA loan products. The commercial mortgage market remains highly antiquated and CommLoan is primed to bring its originators into a new era of technological innovation, transparency and efficiency.

The Mortgage Bankers Association currently estimates the Commercial and multifamily mortgage market to be approximately $4.8 trillion. Additional information about Commloan can be found on its website at https://www.commloan.com.

Important Information and Where to Find It

CBRRF has filed on August 26, 2025 a preliminary proxy statement for a special meeting of shareholders to approve an extension of time for CBRRF to complete an initial business combination (the “Extension Proposal”). CBRRF expect to file and mail the definitive proxy statement for such special meeting as soon as possible (the “Extension Proxy Statement”). Shareholders may obtain a copy of the Extension Proxy Statement, when available, without charge, by directing a request to: CBRRF at Chain Bridge I, 8 The Green, #17538, Dover Delaware, Attention: CEO. The Extension Proxy Statement, when available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission (the “SEC”)’s website (www.sec.gov).

If a legally binding definitive agreement with respect to the proposed business combination is executed CBRRF intends to file a Form S-4 with the SEC, which will include a proxy statement/prospectus (a “Deal Proxy Statement”). A definitive Deal Proxy Statement will be mailed to shareholders of CBRRF as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain a copy of the Deal Proxy Statement, without charge, by directing a request to: CBRRF at Chain Bridge I, 8 The Green, #17538, Dover Delaware, Attention: CEO. The preliminary and definitive Deal Proxy Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

CBRRF urges investors, shareholders and other interested persons to read the Extension Proxy Statement, when available, and, if and when available, the preliminary Deal Proxy Statement as well as other documents filed with the SEC because these documents do and will contain important information about CBRRF, the Proxy Extension Proposal, Commloan and the proposed transaction.

Participants in the Solicitation

CBRRF and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Proposal and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of CBRRF is set forth in CBRRF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on June 20, 2025. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction will be set forth in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, CBRRF’s shareholders approval of the Extension Proposal, CBRRF’s ability to enter into a definitive agreement or consummate a transaction with CommLoan and CBRRF’s ability to obtain the financing necessary to consummate the potential transaction. These statements are based on various assumptions and on the current expectations of CBRRF’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CBRRF and CommLoan. These forward- looking statements are subject to a number of risks and uncertainties, including: the risk that the approval of the shareholders of CBRRF of the Extension Proposal is not obtained, CBRRF’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction with CommLoan; the risk that the approval of the shareholders of CBRRF for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of CBRRF and CommLoan; the amount of redemption requests made by CBRRF’s shareholders and the amount of funds remaining in CBRRF’s trust account after satisfaction of such requests; those factors discussed in CBRRF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the heading “Risk Factors,” and other documents of CBRRF filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that CBRRF presently does not know or that CBRRF currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CBRRF’s expectations, plans or forecasts of future events and views as of the date hereof. CBRRF anticipates that subsequent events and developments will cause CBRRF’s assessments to change. However, while CBRRF may elect to update these forward-looking statements at some point in the future, CBRRF specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing CBRRF’s assessments as of any date subsequent to the date of this disclosure statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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